Exhibit 10.2

US Credit Party Guaranty

GUARANTY

THIS GUARANTY dated as of August 19, 2013, is made by the undersigned Guarantors to Comerica Bank (“Comerica”), a Texas banking association, as agent for and on behalf of the US Lenders (as defined below) (in such capacity, the (“US Agent”) and Comerica Bank, a Texas Banking association and authorized foreign bank under the Bank Act (Canada), as agent for an on behalf of the Canadian Lenders (as defined below) (in such capacity, the (“Canadian Agent”).

RECITALS:

A. Manitex International, Inc., a Michigan corporation, Manitex, Inc., a Texas corporation, Manitex Sabre, Inc., a Michigan corporation, Badger Equipment Company, a Minnesota corporation, and Manitex Load King, Inc., a Michigan corporation (collectively the “US Borrowers” and each individually a “US Borrower”) and Manitex Liftking, ULC, an Alberta unlimited liability corporation (the “Canadian Borrower” and together with the US Borrowers, collectively, the “Borrowers”), Liftking, Inc., a Michigan corporation and Manitex, LLC, a Delaware limited liability company, the financial institutions from time to time signatory thereto, Comerica Bank, a Texas banking association, in its capacity as US Agent (as defined in the Credit Agreement and referred to herein as the “US Agent”), for and on behalf of the US Lenders (as defined in the Credit Agreement and referred to herein as the “US Lenders”), Comerica Bank, a Texas banking association and authorized foreign bank under the Bank Act (Canada), in its capacity as the Canadian Agent (as defined in the Credit Agreement and referred to herein as the “Canadian Agent”), for and on behalf of the Canadian Lenders (as defined in the Credit Agreement and referred to herein as the “Canadian Lenders” together with the US Lenders collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of even date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time the “Credit Agreement”).

B. Pursuant to the terms of the Credit Agreement the US Lenders have agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the US Borrowers, as provided therein and the Canadian Lenders have agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the Canadian Borrower.

C. As a condition to entering into and performing their respective obligations under the Credit Agreement, the US Lenders and the US Agent, have required that each of the Guarantors provide to the US Agent, for and on behalf of the US Lenders, this Guaranty.

D. As a condition to entering into and performing their respective obligations under the Credit Agreement the Canadian Lenders and the Canadian Agent have required that each of the Guarantors provide to the Canadian Agent, for and on behalf of the Canadian Lenders, this Guaranty.

E. Each of the Guarantors desires to see the success of the US Borrowers and the Canadian Borrower. Furthermore, each of the Guarantors and the US Borrowers, as applicable, shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Credit Agreement to the US Borrowers and the Canadian Borrower.

F. The business operations of the US Borrowers, the Canadian Borrower and the Guarantors are interrelated and complement one another, and such entities have a common business purpose. To permit their uninterrupted and continuous operations, such entities now require and will from time to time hereafter require funds and credit accommodations for general business purposes, and the proceeds of advances under the credit facilities extended under the Credit Agreement will directly or indirectly benefit the US Borrowers, the Canadian Borrower and the Guarantors hereunder, severally and jointly.

G. The US Agent is acting as agent for the US Lenders, the Canadian Agent and the Canadian Lenders pursuant to Section 12 of the Credit Agreement.

NOW, THEREFORE, to induce all of the Lenders to enter into and perform their obligations under the Credit Agreement, each of the Guarantors has executed and delivered this Guaranty (as amended and otherwise modified from time to time, this “Guaranty”).

1. Definitions. As used in this Guaranty, capitalized terms not otherwise defined herein have the meanings provided for such terms in the Credit Agreement. The term “Lenders” as used herein shall include any successors or assigns of the Lenders in accordance with the Credit Agreement. In addition, the following term shall have the following meaning:

“Guaranteed Obligations” shall mean, collectively, all Canadian obligations and all US Obligations (collectively referred to herein as the “Obligations”) of the Borrowers (as defined in the Credit Agreement) (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after maturity thereof and accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against the Borrowers or any one of them, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding and including, without limitation, interest at the highest allowable per annum rate specified in any document, instrument or agreement applicable to any of the Obligations), and all other liabilities and obligations of any Borrower, in each case whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with the Credit Agreement, this Guaranty and the other Loan Documents. Notwithstanding anything to the contrary in this Guaranty, with respect to any Domestic Guarantor, “Guaranteed Obligations” shall not include any Obligations with respect to a “swap,” as defined in Section 1(a)(47) of the Commodity Exchange Act (“CEA”), entered into on or after October 12, 2012, if at the time that swap is entered into, such Guarantor is not an “eligible contract participant,” as defined in Section 1(a)(18) of the CEA.

“Guarantors” shall mean, jointly and severally, Manitex International, Inc., a Michigan corporation, Manitex, LLC, a Delaware limited liability company, Manitex, Inc., a Texas corporation, Badger Equipment Company, a Minnesota corporation, Manitex Sabre, Inc., a Michigan corporation, Manitex Load King, Inc., a Michigan corporation and Liftking, Inc., a Michigan corporation, each of their Subsidiaries, that may from time to time become a party to this Guaranty, whether by execution hereof or by joinder pursuant to Section 12 of this Guaranty, and each of their successors and assigns, and “Guarantor” means each of them individually).

2. Guaranty. Each of the Guarantors hereby, jointly and severally, guarantees to the Lenders the due and punctual payment to the Lenders when due, whether by acceleration or otherwise, and performance of the Guaranteed Obligations. Each of such Guarantors further jointly and severally agrees to pay any and all expenses (including reasonable attorneys’ fees), that may be paid or incurred by the US Agent, the Canadian Agent or any Lender in enforcing or preserving rights with respect to or collecting any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against the Guarantors under this Guaranty.

3. Unconditional Character of Guaranty. The obligations of each of the Guarantors under this Guaranty shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Credit Agreement or any of the other Loan Documents, or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof (provided that any amendment of this Guaranty shall be in accordance with the terms hereof), the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the obligations of any Credit Party under the Credit Agreement or any of the other Loan Documents, or any setoff, counterclaim, recoupment, limitation, defense or termination whether with or without notice to the Guarantors. Each of the Guarantors hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Credit Agreement or any of the other Loan Documents, any right to require a proceeding first against the Borrowers or any one of them or against any other Guarantor or other Person providing collateral, or to exhaust any security for the performance of the obligations of the Borrowers or any one of them, any protest, presentment, notice or demand whatsoever, and each Guarantor hereby covenants that this Guaranty shall not be terminated, discharged or released until, subject to Section 15 hereof, final payment in full of all of the Guaranteed Obligations due or to become due and the termination of any and all commitments of US Agent, US Issuing Lender, US Swing Line Lender, Canadian Agent, Canadian Issuing Lender, Canadian Swing Line Lender, and the Lenders to extend credit (whether optional or obligatory) under the Credit Agreement or any other Loan Document, and only to the extent of any such payment, performance and discharge. Each Guarantor hereby further covenants that no security now or subsequently held by the US Agent, the Canadian Agent or the Lenders for the payment of the Guaranteed Obligations (including, without limitation, any security for any of the foregoing), whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of the US Agent, the Canadian Agent or the Lenders in respect of such security, shall affect in any manner whatsoever the unconditional obligations of this Guaranty, and that the US Agent, the Canadian Agent and each of the Lenders in their respective sole discretion and without notice to any of the Guarantors, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligations of this Guaranty.

Without limiting the generality of the foregoing, the obligations of the Guarantors under this Guaranty, and the rights of the Agent to enforce the same, on behalf of the Lenders by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected to the extent permitted by applicable law, by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting the Borrowers or any one of them, any or all of the Guarantors or any other Person or any of their respective Affiliates including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations in or as a result of any such proceeding; (ii) any change in the ownership of any of the capital stock (or other ownership interests) of the Borrowers or any or all of the Guarantors, or any other Person providing collateral for any of the Guaranteed Obligations, or any of their respective Affiliates; (iii) the election by the US Agent or any US Lender, in any bankruptcy proceeding of any Person, to apply or not apply Section 1111(b)(2) of the Bankruptcy Code; (iv) the election by the Canadian Agent or any Canadian Lender, in any bankruptcy proceeding of any Person, to apply or not apply Section 111(b)(2) of the Bankruptcy Code or a similar provision of the BIA, the Winding up and Restructuring Act (Canada), and/or the Companies’ Creditors Arrangement Act (Canada) (v) any extension of credit or the grant of any security interest or lien under the Bankruptcy Code or the BIA; (vi) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (vii) the avoidance of any security interest or lien in favor of the US Agent, the Canadian Lender or any Lender for any reason; (vii) any action taken by the US Agent, the Canadian Agent or any US Lender that is authorized by this paragraph or any other provision of this Guaranty; or (viii) any other principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms hereof.

4. Waivers. Each of the Guarantors hereby waives to the fullest extent possible under applicable law:

(a) any defense based upon the doctrine of marshaling of assets or upon an election of remedies by US Agent, the Canadian Agent or the Lenders, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure;

(b) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonour, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Obligations, any and all other notices to which such Guarantor might otherwise be entitled, and diligence in collecting any of the Guaranteed Obligations, and all rights of a guarantor under applicable law, and agrees that the US Agent and/or the Canadian Agent may, once or any number of times, modify the terms of any of the Guaranteed Obligations, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all of the Guaranteed Obligations, or permit any Borrower to incur additional Obligations, all without notice to such Guarantor and without affecting in any manner the unconditional obligation of such Guarantor under this Guaranty;

(c) any right to require the US Agent, the Canadian Agent or any Lender to (i) proceed against any person or property; (ii) give notice of the terms, time and place of any public or private sale of personal property security held from any US Borrower, or any other person, or otherwise comply with the UCC, as the same may be amended, revised or replaced from time to time; or (iii) pursue any other remedy in the US Agent’s and/or Canadian Agent’s power;

(d) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(e) any duty on the part of US Agent and/or the Canadian Agent or any of the Lenders to disclose to such Guarantor any facts US Agent, Canadian Agent or the Lenders may now or hereafter know about the US Borrowers or any one of them, regardless of whether US Agent, Canadian Agent or any Lender has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to such Guarantor;

(f) any other event or action (excluding compliance by such Guarantor with the provisions hereof) that would result in the discharge by operation of law or otherwise of such Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; and

(g) all rights to participate in any security now or hereafter held by the US Agent, the Canadian Agent or any Lender.

Each of the Guarantors acknowledges and agrees that this is a knowing and informed waiver of the undersigned’s rights as discussed above and that the US Agent, the Canadian Agent and the Lenders are relying on this waiver in extending credit to the Borrowers.

5. Waiver of Subrogation. Each Guarantor hereby waives any claim for reimbursement, contribution, exoneration, indemnity or subrogation, or any other similar claim, which such Guarantor may have or obtain against the US Borrowers or any one of them, by reason of the existence of this Guaranty, or by reason of the payment by such Guarantor of any of the Guaranteed Obligations or the performance of this Guaranty, the Credit Agreement or any of the other Loan Documents, until the Guaranteed Obligations have been repaid and discharged in full, no Letters of Credit shall remain outstanding and all commitments to extend credit under the Credit Agreement or any of the other Loan Documents (whether optional or obligatory) have been terminated. Any amounts paid to such Guarantor on account of any such claim at any time when the obligations of such Guarantor under this Guaranty shall not have been fully and finally paid shall be held by such Guarantor in trust for US Agent, Canadian Agent and the Lenders, segregated from other funds of such Guarantor, and forthwith upon receipt by such Guarantor shall be turned over to Agent in the exact form received by such Guarantor (duly endorsed to Agent by such Guarantor, if required), to be applied to such Guarantor’s obligations under this Guaranty, whether matured or unmatured, in such order and manner as Agent may determine.

Each of the Guarantors acknowledges and agrees that this is a knowing and informed waiver of the undersigned’s rights as discussed above and that the US Agent, the Canadian Agent and the Lenders are relying on this waiver in extending credit to the Borrowers.

6. Other Transactions. The US Agent and each of the US Lenders may deal with the US Borrowers and any security held by them for the obligations of the US Borrowers in the same manner and as freely as if this Guaranty did not exist and the US Agent shall be entitled, on behalf of the US Lenders, without notice to any of the Guarantors, among other things, to grant to the US Borrowers or any one of them such extension or extensions of time to perform any act or acts as may seem advisable to the US Agent (on behalf of the US Lenders) at any time and from time to time, and to permit the US Borrowers or any one of them to incur additional indebtedness to the US Agent, the US Lenders, or any of them, without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of the Guarantors hereunder.

The Canadian Agent and each of the Canadian Lenders may deal with the Canadian Borrower and any security held by them for the obligations of the Canadian Borrower in the same manner and as freely as if this Guaranty did not exist and the Canadian Agent shall be entitled, on behalf of the Canadian Lenders, without notice to any of the Guarantors, among other things, to grant to the Canadian Borrower such extension or extensions of time to perform any act or acts as may seem advisable to the Canadian Agent (on behalf of the Canadian Lenders) at any time and from time to time, and to permit any Canadian Credit Party to incur additional indebtedness to the Canadian Agent, the Canadian Lenders, or any of them, without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of the Guarantors hereunder.

7. Remedies; Right to Offset. The US Agent may proceed, either in its own name (on behalf of the US Lenders) and/or the Canadian Agent may proceed, either in its own name (on behalf of Canadian Lenders) or in the name of each or any of the Guarantors, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of the US Agent, the Canadian Agent and of the Lenders shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

At the option of the US Agent, any or all of the Guarantors may be joined in any action or proceeding commenced by the US Agent against the US Borrowers or any one of them, or any of the other parties providing Collateral for any of the Guaranteed Obligations and/or at the option of the Canadian Agent, any or all of the Guarantors may be joined in any action or proceeding commenced by the Canadian Agent against the Canadian Borrower, or any of the other parties providing Collateral for any of the Guaranteed Obligations, and recovery may be had against any or all of the Guarantors in such action or proceeding or in any independent action or proceeding against any of them, without any requirement that the US Agent or the US Lenders first assert, prosecute or exhaust any remedy or claim against the US Borrowers or any one of them and/or any of the other parties providing Collateral for any of the Guaranteed Obligations and the Canadian Agent or the Canadian Lenders first assert, prosecute or exhaust any remedy or claim against the Canadian Borrower or any Canadian Credit Party, and/or any of the other parties providing collection for any of the Guaranteed Obligations.

Each of the Guarantors acknowledges the rights of the US Agent, the Canadian Agent and of each of the Lenders, subject to the applicable terms and conditions of the Credit Agreement, to offset against the Guaranteed Obligations of any Guarantor to the Lenders under this Guaranty, any amount owing by the US Agent, the Canadian Agent or the Lenders, or either or any of them to such Guarantors, whether represented by any deposit of such Guarantors (or any of them) with the US Agent, the Canadian Agent or any of the Lenders or otherwise.

8. Borrowers’ Financial Condition. Each Guarantor delivers this Guaranty based solely on its own independent investigation of (or decision not to investigate) the financial condition of the Borrowers and is not relying on any information furnished by US Agent, Canadian Agent or the Lenders. Each Guarantor assumes full responsibility to keep itself informed concerning the financial condition of the Borrowers and all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, the status of the Guaranteed Obligations or any other matter which such Guarantor may deem necessary or appropriate, now or later.

9. Representations and Warranties; Covenants. Each Guarantor (a) ratifies, confirms and, by reference thereto (as fully as though such matters were expressly set forth herein), represents and warrants with respect to itself those matters set forth in Article 6 of the Credit Agreement to the extent applicable to such Guarantor and those matters set forth in the recitals hereto, and such representations and warranties shall be deemed to be continuing representations and warranties true and correct in all material respects so long as this Guaranty shall be in effect; and (b) agrees to comply with the covenants set forth in Article 7 and Article 8 of the Credit Agreement, and (ii) not to otherwise engage in any action or inaction, the result of which would cause a violation of any term or condition of the Credit Agreement.

10. Governing Law; Severability. This Guaranty has been delivered in Michigan and shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and be enforceable in, the State of Michigan. If any term or provision of this Guaranty or the application thereof to any circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

11. Notices. All notices, requests, consents, approvals, waivers and other communications hereunder shall be in writing (including, by facsimile transmission) and mailed, faxed or delivered to the address or facsimile number specified for notices on the signature pages to this Guaranty; or, as directed to the Guarantors or the US Agent, to such other address or number as shall be designated by such party in a written notice to the other. All such notices, requests and communications shall, when sent by overnight delivery, or faxed, be effective when delivered for overnight (next business day) delivery, or transmitted in legible form by facsimile machine (with electronic confirmation of receipt), respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if otherwise delivered, upon delivery; except that notices to the US Agent or the Canadian Agent, as applicable, shall not be effective until actually received by the Agent.

12. Amendments; Future Subsidiaries. The terms of this Guaranty may not be altered, modified, amended, supplemented or terminated in any manner whatsoever unless the same shall be in writing and signed by or on behalf of the requisite Lenders as determined pursuant to the Credit Agreement. Any Person at any time required to become a Domestic Guarantor pursuant to Section 7.13 of the Credit Agreement or otherwise shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to the US Agent, the Canadian Agent and the Lenders that certain joinder agreement in the form attached hereto as Exhibit A.

13. No Waiver. No waiver or release shall be deemed to have been made by the US Agent, the Canadian Agent or any of the Lenders of any of their respective rights hereunder unless the same shall be in writing and signed by or on behalf of the requisite Lenders as determined pursuant to the Credit Agreement, and any such waiver shall be a waiver or release only with respect to the specific matter and Guarantor or Guarantors involved, and shall in no way impair the rights of the US Agent, the Canadian Agent or any of the Lenders or the obligations of the Guarantors under this Guaranty in any other respect at any other time.

14. Joint and Several Obligation, etc. The obligation of each of the Guarantors under this Guaranty shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced against each severally, any two or more jointly, or some severally and some jointly. Any one or more of the Guarantors may be released from its obligations hereunder with or without consideration for such release and the obligations of the other Guarantors hereunder shall be in no way affected thereby. The US Agent, on behalf of US Lenders, and/or the Canadian Agent on behalf of the Canadian Lenders may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter, the US Agent, the Canadian Agent and the Lenders may, without notice to any Guarantors, extend or renew any part or all of the obligations of the applicable Borrowers or any one of them under the Credit Agreement or otherwise, and may permit any such Person to incur additional indebtedness, without affecting in any manner the unconditional obligation of each of the Guarantors hereunder. Such action shall not affect any right of contribution among the Guarantors.

15. Release; Reinstatement. Upon the final payment and discharge in full of all Guaranteed Obligations and the termination of any and all commitments of US Agent, US Issuing Lender, US Swing Line Lender, Canadian Agent, Canadian Issuing Lender and Canadian Swing Line Lender and the Lenders to extend credit (whether optional or obligatory) under the Credit Agreement or any other Loan Document, the US Agent and/or the Canadian Agent shall deliver to such Guarantors, upon written request therefor, (a) a written release of this Guaranty and (b) appropriate discharges of any Collateral provided by the Guarantors for this Guaranty; provided however that, the effectiveness of this Guaranty shall continue or be reinstated, as the case may be, in the event: (x) that any payment received or credit given by the US Agent, the Canadian Agent or the Lenders, or any of them, is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal, or local law of any jurisdiction, including laws pertaining to bankruptcy or insolvency, and this Guaranty shall thereafter be enforceable against the Guarantors as if such returned, disgorged, recontributed or rescinded payment or credit has not been received or given by the US Agent, the Canadian Agent or the Lenders, and whether or not the US Agent, the Canadian Agent or any Lender relied upon such payment or credit or changed its position as a consequence thereof or (y) that any liability is imposed, or sought to be imposed against the US Agent, the Canadian Agent or the Lenders, or any of them, relating to the environmental condition of any of property mortgaged or pledged to the US Agent on behalf of the Lenders by any Guarantor, US Borrower or other party as collateral (in whole or part) for any indebtedness or obligation evidenced or secured by this Guaranty, whether such condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after acquisition by the US Agent or any Lender of any such property, in lieu of foreclosure or otherwise, due to the wrongful act or omission of the US Agent or such Lenders, or any person other than the US Borrowers or any one of them, the Subsidiaries, or Affiliates of the US Borrowers or the Subsidiaries), and this Guaranty shall thereafter be enforceable against the Guarantors to the extent of all such liabilities, costs and expenses (including reasonable attorneys’ fees) incurred by the US Agent, the Canadian Agent or Lenders as the direct or indirect result of any such environmental condition but only for which the US Borrowers are, or any one of them is, obligated to the US Agent and the Lenders pursuant to the Credit Agreement. For purposes of this Guaranty “environmental condition” includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface strata and the ambient air.

16. Consent to Jurisdiction. Each of the Guarantors hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents and Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States federal or Michigan state court. Each of the Guarantors irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan (and to the receipt of any and all notices hereunder) by the delivery of copies of such process to Guarantors at their respective addresses identified in Section 11 hereof in the manner set forth therein.

17. Headings. The headings, captions, and arrangements used in this Guaranty are for convenience only and shall not affect the interpretation of this Guaranty.

18. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19. WAIVER OF JURY TRIAL. EACH GUARANTOR (AND THE US AGENT, THE CANADIAN AGENT AND EACH LENDER BY ACCEPTING THE BENEFITS HEREOF) WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER SUCH PARTY AGAINST THE OTHER, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND THE US AGENT AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH SUCH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

20. Limitation under Applicable Insolvency Laws. Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantors, the US Agent, the Canadian Agent and the Lenders that the amount of the respective Guarantor’s obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, “Applicable Insolvency Laws”). To that end, but only in the event and to the extent that the Guarantor’s respective obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of the Guarantor’s respective obligations hereunder shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor’s respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this

Section 20, then the amount of such excess shall, from and after the time of payment by the Guarantors (or any of them), be reimbursed by the Lenders upon demand by such Guarantors. The foregoing proviso is intended solely to preserve the rights of the US Agent, the Canadian Agent and the Lenders hereunder against the Guarantors to the maximum extent permitted by Applicable Insolvency Laws and neither the US Borrowers nor any one of them, nor any Guarantor nor any other Person shall have any right or claim under this Section 20 that would not otherwise be available under Applicable Insolvency Laws.

21. Amendment and Restatement. This Guaranty amends, restates and consolidates (i) that certain Guaranty dated December 23, 2011 by Manitex International, Inc. in favor of Comerica Bank with respect to the obligations of Canadian Borrower under the Working Capital Note; (ii) that certain Guaranty dated December 23, 2011 by Manitex, LLC in favor of Comerica Bank with respect to the obligations of Canadian Borrower under the Working Capital Note; (iii) that certain Guaranty dated June 29, 2011 by Badger Equipment Company and Manitex Load King, Inc. in favor of Comerica Bank with respect to the indebtedness of Manitex International, Inc. and Manitex, Inc. to Comerica Bank; (iv) that certain Guaranty dated June 29, 2011 by Manitex International, Inc. in favor of Comerica Bank with respect to the indebtedness of Manitex, Inc. to Comerica Bank; (v) any guaranty by a Guarantor in favor of Comerica Bank, which guarantees any of the indebtedness, liabilities and obligations under the Prior US Credit Agreement (as such term is defined in the Credit Agreement); and (f) any guaranty by a Guarantor in favor of Comerica Bank, which guarantees any of the indebtedness, liabilities and obligations under the Working Capital Line and/or Working Capital Note.

For greater certainty, this Guaranty does not amend, restate or replace (i) that certain Guarantee dated December 23, 2011 by Manitex International, Inc. in favor of Comerica Bank with respect to the obligations of Canadian Borrower under Specialized Equipment Export Facility Note, (ii) that certain Guarantee dated December 23, 2011 by Manitex, LLC in favor of Comerica Bank with respect to the obligations of Canadian Borrower under the Specialized Equipment Export Facility Note, or (iii) any other guaranty by a Guarantor in favour of Comerica Bank, which guarantees any of the indebtedness liabilities and obligations under the Specialized Equipment Export Facility or Specialized Equipment Export Master Note.

For the purposes of this Section 21, “Prior Canadian Letter Agreement” shall have the meaning given to it in the Credit Agreement and “Working Capital Line”, “Working Capital Note”, “Specialized Equipment Export Facility” and “Specialized Equipment Export Master Note” shall have the meanings given to them in the Prior Canadian Letter Agreement.

[SIGNATURES FOLLOW ON SUCCEEDING PAGES]

[Signature Page to Guaranty]

IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this Guaranty as of the date first above written.

GUARANTORS:

MANITEX INTERNATIONAL, INC.	MANITEX, INC.

By:	/s/ Andrew M. Rooke, President	By:	/s/Andrew M. Rooke, President
	Andrew M. Rooke		Andrew M. Rooke
Its:	President	Its:	President

MANITEX SABRE, INC.		BADGER EQUIPMENT COMPANY

By:	/s/ Andrew M. Rooke, Vice President	By:	/s/ Andrew M. Rooke, Vice President
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	Vice President

MANITEX LOAD KING, INC.		LIFTKING, INC.

By:	/s/ Andrew M. Rooke, Vice President	By:	/s/ Andrew M. Rooke, President
	Andrew M. Rooke		Andrew M. Rooke
Its:	Vice President	Its:	President

MANITEX, LLC

By:	/s/ Andrew M. Rooke, Vice President
Andrew M. Rooke
Its:	Vice President

EXHIBIT A

JOINDER AGREEMENT

(Guaranty)

THIS JOINDER AGREEMENT (the “Joinder Agreement”) is dated as of                     ,      by                     (“New Guarantor”).

WHEREAS, pursuant to Section 7.13 of that certain Credit Agreement dated as of [                    ], 2013, by and among Manitex International, Inc., a Michigan corporation, Manitex, Inc., a Texas corporation, Manitex Sabre, Inc., a Michigan corporation, Badger Equipment Company, a Minnesota corporation, and Manitex Load King, Inc., a Michigan corporation (each a “US Borrower” and together with any other Persons that may from time to time become parties to the Credit Agreement as a US Borrower, the “US Borrowers”) and Manitex Liftking, ULC, an Alberta corporation (the “Canadian Borrower”), the US Agent, the US Lenders (as defined in the Credit Agreement and hereinafter referred to herein as the “US Lenders”), the Canadian Agent and the Canadian Lenders (as defined in the Credit Agreement and hereinafter referred to herein as the “Canadian Lenders” together with the US Lenders collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of even date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time the “Credit Agreement”). Pursuant to the terms of the Credit Agreement the US Lenders have agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the US Borrowers, as provided therein and the Canadian Lenders have agreed, subject to the satisfaction of certain terms and conditions, to extend or to continue to extend financial accommodations to the Canadian Borrower and pursuant to Section 12 of that certain Guaranty dated as of [                    ], 2013 (as amended or otherwise modified from time to time, the “Guaranty”) executed and delivered by the Guarantors named therein (“Guarantors”) in favor of US Agent for and on behalf of the US Lenders, and the Canadian Agent for and on behalf of the Canadian Lenders, the New Guarantor must execute and deliver a Joinder Agreement in accordance with the Credit Agreement and the Guaranty.

NOW THEREFORE, as a further inducement to each of the US Lenders to continue to provide credit accommodations to the US Borrowers, and the Canadian Lenders to provide credit accommodations to the Canadian Borrower, New Guarantor hereby covenants and agrees as follows:

A. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless expressly defined to the contrary.

B. New Guarantor hereby enters into this Joinder Agreement in order to comply with Section 7.13 of the Credit Agreement and Section 12 of the Guaranty and does so in consideration of the extension of the Obligations, from which New Guarantor shall derive direct and indirect benefit as with the other Guarantors (all as set forth and on the same basis as in the Guaranty).

C. New Guarantor shall be considered, and deemed to be, for all purposes of the Credit Agreement, the Guaranty and the other Loan Documents, a Guarantor under the Guaranty and hereby ratifies and confirms its obligations under the Guaranty, all in accordance with the terms thereof.

D. No Default or Event of Default (each term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

E. This Joinder Agreement shall be governed by the laws of the State of Michigan and shall be binding upon New Guarantor and its successors and assigns.

IN WITNESS WHEREOF, the undersigned New Guarantor has executed and delivered this Joinder Agreement as of                     ,     .

[NEW GUARANTOR]

By:

Its:

12